UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 28, 2023

HYCROFT MINING HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4300 Water Canyon Road, Unit 1 Winnemucca, Nevada 89445
(Address of principal executive offices) (Zip code)
(775) 304-0260
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market
Warrants to purchase common stock	HYMCW	The Nasdaq Capital Market
Warrants to purchase common stock	HYMCL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01 Other Events.

Hycroft Mining Holding Corporation (the “Company”) is filing this Current Report on Form 8-K to provide the Hycroft Property Initial Assessment Technical Report Summary, Humboldt and Pershing Counties, Nevada, effective March 27, 2023, and current as of December 31, 2022 (“2023 Hycroft TRS”), relating to mineral resources at the Company’s Hycroft mine. The 2023 Hycroft TRS provides an update to the mineral resource estimate in the Company’s Initial Assessment, included in the Technical Report Summary of Initial Assessment on the Hycroft mine filed as Exhibit 96.1 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 22, 2022.

The 2023 Hycroft TRS was prepared following the reporting requirements of SEC’s Modernization of Property Disclosures of Mining Registrants under subpart 1300 and Item 601 (96)(B)(iii) of Regulation S-K for an Initial Assessment.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.
EXHIBIT INDEX

Exhibit Number	Description
99.1	Technical Report Summary of Initial Assessment on the Hycroft Mine, effective March 27, 2023, and current as of December 31, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYCROFT MINING HOLDING CORPORATION (Registrant)
Dated: March 28, 2023	/s/ Stanton Rideout
Stanton Rideout
Executive Vice President and Chief Financial Officer
(principal financial officer)